Exhibit 10.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT dated as of August 8, 2012.

BY AND AMONG:

RGLD GOLD AG (f/k/a RGL ROYALTY AG), a Swiss Corporation

(the “Purchaser”),

TERRANE METALS CORP., a corporation amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metals Corp.

(the “Vendor”),

ROYAL GOLD, INC., a corporation incorporated under the laws of the State of Delaware

(“Royal Gold”),

- and -

THOMPSON CREEK METALS COMPANY INC., a corporation incorporated under the laws of British Columbia

(“Thompson Creek”).

WITNESSES THAT:

WHEREAS Vendor, Purchaser, Thompson Creek and Royal Gold are parties to that certain Amended and Restated Purchase and Sale Agreement dated as of December 14, 2011 (the “Amended and Restated Agreement”);

WHEREAS pursuant to Section 17.6 of the Amended and Restated Agreement, the Amended and Restated Agreement may not be changed, amended or modified in any manner, except pursuant to an instrument in writing signed on behalf of each of the Parties thereto;

WHEREAS Vendor, Purchaser, Thompson Creek and Royal Gold desire to amend the Amended and Restated Agreement to, among other things, increase the Designated Percentage of Produced Gold and the Payment Deposit, in each case as set forth in this First Amendment to Amended and Restated Purchase and Sale Agreement (this “First Amendment”);

AND WHEREAS, unless otherwise defined herein, capitalized terms when used in this First Amendment (including these recitals) shall have the respective meanings set forth in the Amended and Restated Agreement.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, the Parties mutually agree as follows:

1.                                      Amendments to Article 1 of the Amended and Restated Agreement.

A.                                   The following definitions are hereby inserted into Section 1.1 of the Amended and Restated Agreement in the applicable alphanumeric location:

“Additional Scheduled Deposits” has the meaning set out in Section 3.2(d).

“Caterpillar” means Caterpillar Financial Services Limited.

“CAT Financing” means the Amended and Restated Master Funding and Lease Agreement, dated December 9, 2011, by and among Caterpillar, Thompson Creek and Vendor.

“First Amendment” means that certain First Amendment to Amended and Restated Purchase and Sale Agreement, by and among Vendor, Purchaser, Thompson Creek and Royal Gold dated August 8, 2012.

“First Amendment Effective Date” has the meaning set out in Section 10(A) of the First Amendment.

“First Amendment Forecast” has the meaning set out in Section 12 of the First Amendment.

“First Amendment Scheduled Deposit” has the meaning set out in Section 3.2(e).

“First Amendment Scheduled Deposit Payment Date” has the meaning set out in Section 4.4.

“Forecast” has the meaning set out in Section 7.1(a)(i).

“Weekly Reporting Period” means a period commencing on a Saturday and ending on (and including) the following Friday.

B.                                     Each of the following definitions in Section 1.1 of the Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following:

“Designated Percentage of Produced Gold” means, without duplication (i) 52.25% *[Redacted]* times the number of ounces of Produced Gold in the form of concentrate in respect of which the Vendor or any of its Affiliates receives a Gold Payment, (ii) 52.25% *[Redacted]* times the number of ounces of Produced Gold in the form of doré in respect of which the Vendor or any of its Affiliates receives a Gold Payment, or (iii) 52.25% times any Gold Payment received by Vendor or any of its Affiliates, in respect of Produced Gold that is not in the form of concentrate or doré.

“Prior Scheduled Deposit” has the meaning set out in Section 3.2(b).

“Security Agreements” means, collectively, (i) the Amended and Restated Security Agreement — Mining Claims and Leases, by and between Vendor and Purchaser dated as of December 14, 2011, in the form attached as Schedule C1, as amended by the amendment in the form attached as Schedule C4, (ii) the Amended and Restated Security Agreement — Collateral, by and between Vendor and Purchaser dated as of December 14, 2011, in the form attached as Schedule C2, as amended by the amendment in the form attached as Schedule C5, and (iii) the Amended and Restated Security Agreement — Floating Charge, by and between Vendor and Purchaser dated as of December 14, 2011, in the form attached as Schedule C3, as amended by the amendment in the form attached as Schedule C6, as each of the same may be further amended from time to time.

C.                                     Section 1.2(j) of the Amended and Restated Agreement is hereby amended by inserting the following language immediately after “Schedule C3 - Amended and Restated Security Agreement - Floating Charge”:

“Schedule C4	-	Amendment to Amended and Restated Security Agreement for Milligan Property

Schedule C5	-	Amendment to Amended and Restated Security Agreement for Personal Property

Schedule C6	-	Amendment to Amended and Restated Security Agreement - Floating Charge”

2.                                      Amendments to Article 3 of the Amended and Restated Agreement.

A.                                   Section 3.1 of the Amended and Restated Agreement is hereby amended by deleting “US$581,500,000” from the first line thereof and inserting in place of such deleted language “US$781,500,000”.

B.                                     Section 3.2(c) of the Amended and Restated Agreement is hereby amended by deleting “shall pay” from the first line thereof and inserting in place of such deleted language “paid”.

* [Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

C.                                     Section 3.2 of the Amended and Restated Agreement is hereby amended by adding the following subsections (d) and (e) to the end thereof:

“(d)                           The Purchaser paid an additional (i) US$45,000,000 of the Payment Deposit by wire transfer to the Vendor on March 6, 2012 and (ii) US$45,000,000 of the Payment Deposit by wire transfer to the Vendor on June 4, 2012 (such portions of the Payment Deposit being, together, the “Additional Scheduled Deposits”).

(e)                                  The Purchaser shall pay an additional US$75,000,000 of the Payment Deposit by wire transfer to Vendor on the First Amendment Scheduled Deposit Payment Date (this portion of the Payment Deposit being the “First Amendment Scheduled Deposit”).”

D.                                    Section 3.3 of the Amended and Restated Agreement is hereby amended by (i) deleting “US$216,941,238” from the first line thereof and inserting in place of such deleted language “US$251,941,238” and (ii) deleting “and the Execution Scheduled Deposit” from the third line thereof and inserting in place of such deleted language “, the Execution Scheduled Deposit, the Additional Scheduled Deposits and the First Amendment Scheduled Deposit”.

E.                                      Section 3.6 of the Amended and Restated Agreement is hereby amended by inserting the following language immediately after “(Execution Scheduled Deposit) +”:

“(Additional Scheduled Deposits) + (First Amendment Scheduled Deposit) +”.

3.                                      Amendments to Article 4 of the Amended and Restated Agreement.

A.                                   Section 4.3 of the Amended and Restated Agreement is hereby amended by deleting “hereby agrees to deliver to Vendor on” from the first line thereof and inserting in place of such deleted language “delivered to Vendor as of”.

B.                                     Article 4 of the Amended and Restated Agreement is hereby amended by adding the following Section 4.4 to the end thereof:

“4.4                         Deliveries of Purchaser — First Amendment Scheduled Deposit

Purchaser hereby agrees to deliver to Vendor on the third Business Day following the First Amendment Effective Date (the “First Amendment Scheduled Deposit Payment Date”) a wire transfer of funds to or to the direction of Vendor equal to the First Amendment Scheduled Deposit.”

4.                                      Amendments to Article 5 of the Amended and Restated Agreement.

Section 5.1 of the Amended and Restated Agreement is hereby amended by deleting “$581,500,000” from the fifth line thereof and inserting in place of such deleted language “US$781,500,000”.

5.                                      Amendments to Article 7 of the Amended and Restated Agreement.  Section 7.1 of the Amended and Restated Agreement is hereby amended by inserting the following language immediately prior to the existing language of Section 7.1:

“(a) During Development, the Vendor shall deliver to the Purchaser:

(i) within 30 days after the end of each calendar month, commencing within 30 days after August 31, 2012, a detailed consolidated forecast (in a form consistent with the First Amendment Forecast) for the three succeeding calendar months, including (x) a projected consolidated balance sheet of Thompson Creek as of the end of such calendar month, and the related consolidated statements of projected cash flow, income and Consolidated EBITDA (as defined in the Existing Credit Agreement) and (y) a description of the key underlying operating statistics and assumptions with respect thereto (collectively, the “Forecast”);

(ii) within 30 days after the end of each calendar month, commencing within 30 days after August 31, 2012, a reconciliation for the calendar month so ended with the First Amendment Forecast or the last Forecast delivered pursuant to Section 7.1(a)(i), as applicable, with respect to such calendar month; and

(iii) on each Monday (or, if such day is not a Business Day, the next succeeding Business Day) of each calendar week, a report prepared by Thompson Creek as of the last day of the Weekly Reporting Period then most recently ended that sets forth actual sources and uses of funds during the previous Weekly Reporting Period.

(b)”

6.                                      Amendments to Article 8 of the Amended and Restated Agreement.

A.                                   Section 8.5(c) of the Amended and Restated Agreement is hereby amended by deleting “40%” from the seventh line thereof and inserting in place of such deleted language “52.25%”.

B.                                     Section 8.6(a) of the Amended and Restated Agreement is hereby amended as follows:

(a)                                  By inserting the following sentence as a new first sentence in Section 8.6(a):

“Until the earlier of (i) the date on which 425,000 ounces of Refined Gold have been sold and Delivered to the Purchaser under this Agreement and (ii) the date on which the outstanding balance of the Payment Deposit, as set forth in the Deposit Record, has been reduced by US$280,000,000, neither the Vendor nor any Affiliate of the Vendor shall grant or incur Encumbrances against the assets of the Milligan Project (excluding, for the avoidance of doubt, any Financing described in Section 8.6(e)(i)), which Encumbrances are senior to or pari passu with the liens granted to the Purchaser under the Security Agreements in aggregate principal amount exceeding US$350,000,000, whether in respect of any Financing (including the Existing Credit Agreement) or any other secured financing (including a project financing).”

(b)                                 By inserting the following language in the resulting second sentence of Section 8.6(a), immediately following the words “by the assets of the Milligan Project,” and immediately prior to the words “the Vendor agrees”:

“(excluding, for the avoidance of doubt, any Financing described in Section 8.6(e)(i)) including the Existing Credit Agreement (as amended), any project financing or any other secured Financing up to US$350,000,000 in aggregate principal amount until the earlier of (i) the date on which 425,000 ounces of Refined Gold have been sold and Delivered to the Purchaser under this Agreement and (ii) the date on which the outstanding balance of the Payment Deposit, as set forth in the Deposit Record, has been reduced by US$280,000,000,”

(c)                                  By deleting the language “amended on the date hereof” from the last paragraph of Section 8.6(a) and inserting in place of such deleted language “amended in connection with the First Amendment”.

C.                                     Article 8 of the Amended and Restated Agreement is hereby amended by adding the following Sections 8.10 to the end thereof:

“8.10                  Master Funding and Lease Agreement Draw

Within twenty Business Days of the First Amendment Effective Date, Vendor will draw not less than US$15,000,000 under the CAT Financing.

7.                                      Amendments to Article 11 of the Amended and Restated Agreement.

A.                                   Section 11.1 of the Amended and Restated Agreement is hereby amended by inserting “, the First Amendment Effective Date, the First Amendment Scheduled Deposit Date” immediately following the words “the Execution Scheduled Deposit Payment Date”.

B.                                     Section 11.2 of the Amended and Restated Agreement is hereby amended by deleting “Executed Scheduled Deposit Payment Date” and inserting in place of such deleted language “Execution Scheduled Deposit Payment Date, the First Amendment Effective Date, the First Amendment Scheduled Deposit Date”.

C.                                     Section 11.3 of the Amended and Restated Agreement is hereby amended by inserting “and the First Amendment Effective Date” immediately following the words “Amendment Effective Date”.

D.                                    Section 11.4 of the Amended and Restated Agreement is hereby amended by inserting “and the First Amendment Effective Date” immediately following the words “Amendment Effective Date”.

8.                                      Amendments to Schedules to the Amended and Restated Agreement.

A.                                   Schedules C4, C5 and C6 attached hereto are hereby appended to the Amended and Restated Agreement as Schedules C4, C5 and C6, respectively.

B.                                     Schedule F of the Amended and Restated Agreement is hereby replaced in its entirety with Schedule F attached hereto.

C.                                     Schedule G of the Amended and Restated Agreement is hereby replaced in its entirety with Schedule G attached hereto.

9.                                      Deliveries.

A.                                   Vendor hereby agrees to deliver to the Purchaser the following concurrent with execution and delivery of this First Amendment:

(a)                                  an executed certificate of a senior officer of Vendor in form and substance satisfactory to the Purchaser, acting reasonably, dated as of the date of this First Amendment, as to: (i) resolutions of the board of directors or other comparable authority of Vendor authorizing the execution, delivery and performance of this First Amendment, the amendments to the Security Agreements attached as Exhibits C4, C5 and C6 hereto and the transactions contemplated hereby and thereby, (ii) the names, positions and true signatures of the persons authorized to sign this First Amendment and the amendments to the Security Agreements on behalf of Vendor, and (iii) such other matters pertaining to the transactions contemplated hereby as the Purchaser may reasonably require; and

(b)                                 a favourable legal opinion, in form and substance satisfactory to the Purchaser, acting reasonably, dated as of the date of this First Amendment, from legal counsel to Vendor as to (i) the legal status of Vendor, (ii) the corporate power and authority of Vendor to execute, deliver and perform this First Amendment, and (iii) the execution and delivery of this First Amendment and the enforceability of the Amended and Restated Agreement as amended by this First Amendment against the Vendor.

B.                                     Purchaser hereby agrees to deliver to Vendor the following concurrent with execution and delivery of this First Amendment:

(a)                                  a certificate of a senior officer of the Purchaser, in form and substance satisfactory to Vendor, acting reasonably, as to: (i) the resolutions of the board of directors of the Purchaser, authorizing the execution, delivery and performance of this First Amendment and the transactions contemplated hereby, (ii) the names, positions and true signatures of the persons authorized to sign this First Amendment on behalf of the Purchaser, and (iii) such other matters pertaining to the transactions contemplated hereby as Vendor may reasonably require; and

(b)                                 a favourable legal opinion, in form and substance satisfactory to Vendor, acting reasonably, from external legal counsel to the Purchaser as to (i) the legal status of the Purchaser, (ii) the corporate power and authority of the Purchaser to execute, deliver and perform this First Amendment, and (iii) the execution and delivery of this First Amendment and the enforceability of the Amended and Restated Agreement as amended by this First Amendment against the Purchaser.

10.                               Conditions to Effectiveness.

A.                                   The amendments to the Amended and Restated Agreement set forth in Sections 1 through 8 of this First Amendment shall not become effective until the earliest date on which each of the conditions set forth in Sections 10(B) and 10(C) below shall have been satisfied (such date, the “First Amendment Effective Date”).  If the First Amendment Effective Date has not occurred within thirty (30) days of the date hereof, Purchaser and Royal Gold shall have the option to terminate this First Amendment in its entirety, without recourse, by written notice to Vendor and Thompson Creek.

B.                                     Vendor shall have delivered to the Purchaser the following:

(a)                                  (i) a counterpart of an amendment to the Amended and Restated Security Agreement — Mining Claims and Leases, by and between Vendor and Purchaser dated as of December 14, 2011, duly executed by Vendor, a form of which amendment is attached hereto as Schedule C4, (ii) a counterpart of an amendment to the Amended and Restated Security Agreement — Collateral, by and between Vendor and Purchaser dated as of December 14, 2011, duly executed by Vendor, a form of which amendment is attached hereto as Schedule C5, and (iii) a counterpart of an amendment to the Amended and Restated Security Agreement — Floating Charge, by and between Vendor and Purchaser dated as of December 14, 2011, duly executed by Vendor, a form of which amendment is attached hereto as Schedule C6, and all such amendments shall have been registered, filed or recorded in all offices, and all actions shall have been taken, that may be prudent or necessary to preserve, protect or perfect the security interest of the Purchaser under the Security Agreements.  Without limiting the foregoing, the amendments to the Security Agreements on the Milligan Property shall also be registered in: (i) British Columbia’s Mineral Titles Online Registry against each of the Mineral Claims and Mineral Leases that are part of the Milligan Property, (ii) British Columbia’s Personal Property Registry against all personal property of Vendor, and (iii) in the Land Title Office with respect to any Surface Rights that are registered in the Land Title Office from time to time, in which case Vendor will grant to the Purchaser a mortgage over its interest in such Surface

Rights as security for the performance of its obligations to the Purchaser under the Amended and Restated Agreement as amended by this First Amendment in a form acceptable to the Parties, acting reasonably;

(b)                                 a favourable legal opinion, in form and substance satisfactory to the Purchaser, acting reasonably, dated as of the First Amendment Effective Date, from legal counsel to Vendor as to (i) the corporate power and authority of Vendor to execute, deliver and perform the amendments to the Security Agreements attached hereto as Schedules C4, C5 and C6, (ii) such legal opinions relating to the security granted in favour of the Purchaser as Purchaser may reasonably request, and (iii) such other legal opinions that the Purchaser may reasonably request;

(c)                                  evidence of the consent of the lenders under the Existing Credit Agreement to the amendments to the Amended and Restated Agreement contemplated by this First Amendment, in form and substance satisfactory to the Purchaser;

(d)                                 the Fifth Amendment to the Existing Credit Agreement in substantially the form attached to this First Amendment as Annex 1 duly executed by all parties thereto; and

(e)                                  counterparts of an amendment to the Existing Intercreditor Agreement (as previously amended), duly executed by Vendor and JPMorgan Chase Bank, N.A., for and on behalf of the Senior Debt Secured Parties (as defined in the Existing Credit Agreement), recognizing the amendments to the Amended and Restated Agreement contemplated by this First Amendment, which amendment shall be in form and substance satisfactory to the Purchaser.

C.                                     The Purchaser shall have delivered to Vendor a counterpart of an amendment to the Existing Intercreditor Agreement (as previously amended), duly executed by the Purchaser, recognizing the amendments to the Amended and Restated Agreement contemplated by this First Amendment, which amendment shall be in form and substance satisfactory to the Vendor and JPMorgan Chase Bank, N.A., for and on behalf of the Senior Debt Secured Parties (as defined in the Existing Credit Agreement).

11.                               Mineral Offtake Agreements.  Vendor satisfied the condition set forth in 2.d of Schedule D of the Amended and Restated Agreement, as of June 29, 2012.

12.                               First Amendment Forecast.  Vendor has delivered to the Purchaser a detailed consolidated forecast for August, September and October of 2012, including (i) a projected consolidated balance sheet of Thompson Creek as of the end of July 2012, and the related consolidated statements of projected income, cash flow and Consolidated EBITDA (as defined in the Existing Credit Agreement) and (ii) a description of the key underlying operating statistics and assumptions with respect thereto (the “First Amendment Forecast”).

13.                               General.

A.                                   Except as otherwise expressly provided by this First Amendment, all terms, conditions and provisions of the Amended and Restated Agreement shall remain unchanged.  It is declared and agreed by each of the Parties that the Amended and Restated Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and the Amended and Restated Agreement shall be read and construed as one instrument.

B.                                     This First Amendment shall be governed by and construed under the laws of the Province of British Columbia and the federal laws of Canada applicable therein (without regard to its laws relating to any conflicts of laws).  The United Nations Vienna Convention on Contracts for the International Sale of Goods shall not apply to this First Amendment.

C.                                     This First Amendment may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this First Amendment.

[Signature page follows]

IN WITNESS WHEREOF the Parties have executed this First Amendment as of the day and year first written above.

RGLD GOLD AG

Per:	/s/ Stefan Wenger
	Name:	Stefan Wenger
Authorized Signatory: Vice Chairman

Per:	/s/ Martin Weber
	Name:	Martin Weber
Authorized Signatory: Board Member

TERRANE METALS CORP.

Per:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Executive Vice President and Chief Financial Officer

ROYAL GOLD, INC.

Per:	/s/ William M. Zisch
	Name:	William M. Zisch
	Title:	Vice President Operations

THOMPSON CREEK METALS COMPANY INC.

Per:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE – FIRST AMENDMENT TO AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT]

Schedule C4

Form of Amendment to
Amended and Restated Security Agreement for Milligan Property

FIRST AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT MINING CLAIMS AND LEASES DATED AS OF AUGUST       , 2012.

BETWEEN:

TERRANE METALS CORP., a company amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metal Corp., Suite 1500 — 999 West Hastings Street, Vancouver, British Columbia (Fax No. 604 630 2090)

(“Vendor”)

AND:

RGLD GOLD AG (formerly known as RGL ROYALTY AG), a corporation incorporated under the laws of Switzerland, c/o SchelPart AG, Baarerstrasse 53, PO Box 4559, CH — 6304 Zug, Switzerland (Fax No. +41 41 729 20 77)

(the “Purchaser”)

BACKGROUND

A.            Vendor, the Purchaser, Royal Gold, Inc., a corporation organized under the laws of the State of Delaware and Thompson Creek Metals Company Inc., a company governed by the laws of the Province of British Columbia, are parties to a gold purchase and sale agreement dated October 20, 2010 (the “Original Purchase Agreement”).

B.            Pursuant to the terms of the Original Purchase Agreement, Vendor executed and delivered to the Purchaser a security agreement mining claims dated as of October 20, 2010 which created a security interest in the Collateral as therein defined (the “Original Security Agreement”).

C.            Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the Original Purchase Agreement in its entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 (the “Amended Purchase Agreement”).

D.            Pursuant to the terms of the Amended Purchase Agreement, Vendor executed and delivered to the Purchaser an amended and restated security agreement mining claims and leases dated as of December 14, 2011 which created a security interest in the Collateral as therein defined (the “Amended and Restated Security Agreement”).

E.             Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend the Amended Purchase Agreement and have therefore entered into a first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “First PSA Amendment”).

F.             It is a condition of the First PSA Amendment that the Vendor amend the Amended and Restated Security Agreement on the terms set forth in this First Amendment to the Amended and Restated Security Agreement (the “First Security Agreement Amendment”).

AGREEMENTS

NOW THEREFORE in consideration of the mutual covenants herein contained, the parties agree as follows:

1.                                      Amendments

1.1           The Amended and Restated Security Agreement be and is hereby amended as follows:

(a)                                  Recital C is deleted in its entirety and replaced as follows:

“Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the original purchase agreement in it entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 as amended by the first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “Purchase Agreement”).

(b)                                 The definition of Security Agreement as defined in Schedule 1.1 is hereby deleted and replaced with the following:

““Security Agreement” means this amended and restated security agreement as amended by the first amendment to amended and restated security agreement dated as of August       , 2012 and all schedules attached hereto.  All uses of the words “hereto”, “herein”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Security Agreement and not to any particular section or portion of it.  References to an “Article”, “Section”, “Subsection” or “Schedule” refer to the applicable article, section, subsection or schedule of this Security Agreement.”

2.                                      General

2.1           Except as otherwise expressly provided by this First Security Agreement Amendment, all terms, conditions and provisions of the Amended and Restated Security Agreement shall remain unchanged.  It is declared and agreed by each of the parties that the Amended and Restated Security Agreement, as amended hereby, shall continue in full force and effect, and that this First Security Agreement Amendment shall be read and construed as one instrument.

2.2           This First Security Agreement Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Security Agreement Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this First Security Agreement Amendment.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this First Security Agreement Amendment on the respective dates appearing below.

TERRANE METALS CORP.

By:

Authorized Signatory

Dated:

RGLD GOLD AG

By:

Authorized Signatory

Dated:

Schedule C5

Form of Amendment to
Amended and Restated Security Agreement for Personal Property

FIRST AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT COLLATERAL DATED AS OF AUGUST       , 2012.

BETWEEN:

TERRANE METALS CORP., a company amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metal Corp., Suite 1500 — 999 West Hastings Street, Vancouver, British Columbia (Fax No. 604 630 2090)

(“Vendor”)

AND:

RGLD GOLD AG (formerly known as RGL ROYALTY AG), a corporation incorporated under the laws of Switzerland, c/o SchelPart AG, Baarerstrasse 53, PO Box 4559, CH — 6304 Zug, Switzerland (Fax No. +41 41 729 20 77)

(the “Purchaser”)

BACKGROUND

A.            Vendor, the Purchaser, Royal Gold, Inc., a corporation organized under the laws of the State of Delaware and Thompson Creek Metals Company Inc., a company governed by the laws of the Province of British Columbia, are parties to a gold purchase and sale agreement dated October 20, 2010 (the “Original Purchase Agreement”).

B.            Pursuant to the terms of the Original Purchase Agreement, Vendor executed and delivered to the Purchaser a security agreement collateral dated as of October 20, 2010 which created a security interest in the Collateral as therein defined (the “Original Security Agreement”).

C.            Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the Original Purchase Agreement in its entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 (the “Amended Purchase Agreement”).

D.            Pursuant to the terms of the Amended Purchase Agreement, Vendor executed and delivered to the Purchaser an amended and restated security agreement collateral dated as of December 14, 2011 which created a security interest in the Collateral as therein defined (the “Amended and Restated Security Agreement”).

E.             Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend the Amended Purchase Agreement and have therefore entered into a first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “First PSA Amendment”).

F.             It is a condition of the First PSA Amendment that the Vendor amend the Amended and Restated Security Agreement on the terms set forth in this First Amendment to the Amended and Restated Security Agreement (the “First Security Agreement Amendment”).

AGREEMENTS

NOW THEREFORE in consideration of the mutual covenants herein contained, the parties agree as follows:

1.                                      Amendments

1.1           The Amended and Restated Security Agreement be and is hereby amended as follows:

(a)                                  Recital C is deleted in its entirety and replaced as follows:

“Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the original purchase agreement in it entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 as amended by the first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “Purchase Agreement”).

(b)                                 The definition of Security Agreement as defined in Schedule 1.1 is hereby deleted and replaced with the following:

““Security Agreement” means this amended and restated security agreement as amended by the first amendment to amended and restated security agreement dated as of August       , 2012 and all schedules attached hereto.  All uses of the words “hereto”, “herein”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Security Agreement and not to any particular section or portion of it.  References to an “Article”, “Section”, “Subsection” or “Schedule” refer to the applicable article, section, subsection or schedule of this Security Agreement.”

2.                                      General

2.1           Except as otherwise expressly provided by this First Security Agreement Amendment, all terms, conditions and provisions of the Amended and Restated Security Agreement shall remain unchanged.  It is declared and agreed by each of the parties that the Amended and Restated Security Agreement, as amended hereby, shall continue in full force and effect, and that this First Security Agreement Amendment shall be read and construed as one instrument.

2.2           This First Security Agreement Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Security Agreement Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this First Security Agreement Amendment.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this First Security Agreement Amendment on the respective dates appearing below.

TERRANE METALS CORP.

By:

Authorized Signatory

Dated:

RGLD GOLD AG

By:

Authorized Signatory

Dated:

Schedule C6

Form of Amendment to
Amended and Restated Security Agreement — Floating Charge

FIRST AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT FLOATING CHARGE DATED AS OF AUGUST       , 2012.

BETWEEN:

TERRANE METALS CORP., a company amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metal Corp., Suite 1500 — 999 West Hastings Street, Vancouver, British Columbia (Fax No. 604 630 2090)

(“Vendor”)

AND:

RGLD GOLD AG (formerly known as RGL ROYALTY AG), a corporation incorporated under the laws of Switzerland, c/o SchelPart AG, Baarerstrasse 53, PO Box 4559, CH — 6304 Zug, Switzerland (Fax No. +41 41 729 20 77)

(the “Purchaser”)

BACKGROUND

A.            Vendor, the Purchaser, Royal Gold, Inc., a corporation organized under the laws of the State of Delaware, and Thompson Creek Metals Company Inc., a company governed by the laws of the Province of British Columbia, are parties to a gold purchase and sale agreement dated October 20, 2010 (the “Original Purchase Agreement”).

B.            Pursuant to the terms of the Original Purchase Agreement, Vendor executed and delivered to the Purchaser a security agreement floating charge dated as of October 20, 2010 which created a security interest in the Collateral as therein defined (the “Original Security Agreement”).

C.            Vendor, the Purchaser, Thompson Creek, and Royal Gold desired to amend and restate the Original Purchase Agreement in its entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 (the “Amended Purchase Agreement”).

D.            Pursuant to the terms of the Amended Purchase Agreement, Vendor executed and delivered to the Purchaser an amended and restated security agreement floating charge dated as of December 14, 2011 which created a security interest in the Collateral as therein defined (the “Amended and Restated Security Agreement”).

E.             Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend the Amended Purchase Agreement and have therefore entered into a first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “First PSA Amendment”).

F.             It is a condition of the First PSA Amendment that the Vendor amend the Amended and Restated Security Agreement on the terms set forth in this First Amendment to the Amended and Restated Security Agreement (the “First Security Agreement Amendment”).

AGREEMENTS

NOW THEREFORE in consideration of the mutual covenants herein contained, the parties agree as follows:

1.             Amendments

1.1           The Amended and Restated Security Agreement be and is hereby amended as follows:

(a)           Recital C is deleted in its entirety and replaced as follows:

“Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the original purchase agreement in it entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 as amended by the first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “Purchase Agreement”)”.

(b)                                 The definition of Security Agreement as defined in Schedule 1.1 is hereby deleted and replaced with the following:

““Security Agreement” means this amended and restated security agreement as amended by the first amendment to amended and restated security agreement dated as of August       , 2012 and all schedules attached hereto.  All uses of the words “hereto”, “herein”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Security Agreement and not to any particular section or portion of it.  References to an “Article”, “Section”, “Subsection” or “Schedule” refer to the applicable article, section, subsection or schedule of this Security Agreement.”

2.                                      General

2.1                                 Except as otherwise expressly provided by this First Security Agreement Amendment, all terms, conditions and provisions of the Amended and Restated Security Agreement shall remain unchanged.  It is declared and agreed by each of the parties that the Amended and Restated Security Agreement, as amended hereby, shall continue in full force and effect, and that this First Security Agreement Amendment shall be read and construed as one instrument.

2.2                                 This First Security Agreement Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Security Agreement Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this First Security Agreement Amendment.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this First Security Agreement Amendment on the respective dates appearing below.

	Execution Date			Party(ies) Signature(s)
Officer Signature(s)				(ALL SIGNATURES TO
	Y	M	D	BE IN BLACK INK)

	12	8	[ ]	TERRANE METALS CORP., by its authorized signatory(ies)
(Signature)

(Print Name)				Print name:

(Address)

(Professional Capacity)

	Execution Date			Party(ies) Signature(s)
Officer Signature(s)				(ALL SIGNATURES TO
	Y	M	D	BE IN BLACK INK)

	12	8	[ ]	RGLD GOLD AG, by its authorized signatory(ies)
(Signature)

(Print Name)				Print name:

(Address)

(Professional Capacity)

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1996, c. 124, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

Schedule F — Provisional Payment Illustration

*[Redacted]*

* [Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Schedule G — Scheduled Deposit Payment Dates and Scheduled Deposit Payments

Scheduled Deposit Payment Date	Scheduled Deposit Payment	Status

Original Effective Date	US$226,500,000	Paid

October 10, 2011	US$13,708,262	Paid

November 22, 2011	US$12,350,500	Paid

Execution Scheduled Deposit Payment Date	US$112,000,000	Paid

March 6, 2012	US$45,000,000	Paid

June 4, 2012	US$45,000,000	Paid

First Amendment Scheduled Deposit Payment Date	US$75,000,000	Scheduled

September 1, 2012	US$45,000,000	Scheduled

December 1, 2012	US$95,000,000	Scheduled

March 1, 2013	US$62,000,000	Scheduled

June 1, 2013	US$37,000,000	Scheduled

September 1, 2013	US$12,941,238	Scheduled

Total:  US$781,500,000

Annex 1 - Fifth Amendment to Existing Credit Agreement

FIFTH AMENDMENT TO THE CREDIT AGREEMENT

FIFTH AMENDMENT (this “Amendment”), dated as of August [  ], 2012, to the Credit Agreement dated as of December 10, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Thompson Creek Metals Company Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement and the Royal Gold Intercreditor Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments and other matters, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                DEFINITIONS.

1.1                                 Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.                                AMENDMENTS.

(a)                                  Amendment to Section 1 of the Credit Agreement.

(i)                                     Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“Forecast”: as defined in Section 6.2(j).

“Fifth Amendment”: the Fifth Amendment to this Agreement, dated as of August [  ], 2012.

“Fifth Amendment Forecast”: the forecast delivered pursuant to Section 3(f) of the Fifth Amendment.

“Fifth Amendment Effective Date”: the date on which each of the conditions to the effectiveness of the Fifth Amendment have been satisfied, in accordance with the terms of Section 3 thereof, which date is August [  ], 2012.

“Royal Gold Purchase Agreement First Amendment”: the First Amendment to Royal Gold Purchase Agreement, dated as of August 8, 2012, substantially in the form of Exhibit A to the Fifth Amendment.

“Weekly Reporting Period”: a period commencing on a Saturday and ending on (and including) the following Friday.

(ii)                                  The definitions of “Applicable Margin”, “Commitment Fee Rate”, “Consolidated Borrowing Liquidity”, “Royal Gold Intercreditor Agreement” and “Royal Gold Purchase Agreement” in Section 1.1 of the Credit Agreement are hereby amended by replacing such definitions in their entirety with the following definitions:

“Applicable Margin”: (a) as to any ABR Loan or Canadian Prime Rate Loan, 4.00% and (b) as to any Eurodollar Loan, CDOR Loan or the Acceptance Fees, 5.00%.

“Commitment Fee Rate”:  1.00% per annum.

“Consolidated Borrowing Liquidity”:  as of any date of determination, the sum of (a) the aggregate amount of the Available Commitments as of such date plus (b) the Cash Balance as of such date plus (c) the amount of cash to be received in the immediately following fiscal quarter pursuant to the Royal Gold Purchase Agreement; provided that, any amounts pursuant to this clause (c) shall only be included if the Company is either in compliance with, or (with respect to conditions scheduled to occur after the date of such certificate) has no reason to believe that it will not meet, the conditions of Section 5.3 of the Royal Gold Purchase Agreement in effect as of the Fifth Amendment Effective Date (without giving effect to any amendments, modifications or waivers thereto) for such cash to be received in the immediately following fiscal quarter.

“Royal Gold Intercreditor Agreement”: the Intercreditor Agreement entered into among the Administrative Agent, the Borrower, Terrane Metals Corp. and RGLD Gold AG (as successor to RGL Royalty AG), substantially in the form of Exhibit H (as amended by the First Amendment to the Intercreditor Agreement, dated as of December 14, 2011 and the Second Amendment to the Intercreditor Agreement, dated as of August [  ], 2012).

“Royal Gold Purchase Agreement”: the Amended and Restated Purchase and Sale agreement dated as of December 14, 2011 (as amended by the Royal Gold Purchase Agreement First Amendment) among the Borrower, Terrane Metals Corp., RGLD Gold AG and Royal Gold, Inc.

(iii)                               The definitions of “Applicable Pricing Grid”, “Endako Completion Date” and “Mt. Milligan Completion” in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

(b)                                 Amendment to Section 2.9 of the Credit Agreement.  Section 2.9 of the Credit Agreement is hereby amended by adding the following immediately after clause (c) of such section:

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(d) In the event that the Cash Balance exceeds $75,000,000 for three consecutive Business Days, the Borrower shall within one Business Day repay any Revolving Loans and/or the Swingline Loans in an aggregate amount equal to such excess amount on the date previous to such repayment.

(c)                                  Amendment to Section 5.2 of the Credit Agreement.  Section 5.2 of the Credit Agreement is hereby amended by adding the following immediately after clause (b) of such section:

(c) Maximum Cash Balance.

The Cash Balance, before giving effect to such extension of credit and any other transactions related (directly or indirectly) to such extension of credit, is less than $50,000,000.

(d) Officer’s Certificate.

The Borrower shall deliver to the Administrative Agent a certificate duly executed by a Responsible Officer in form and substance satisfactory to the Administrative Agent that (i) provides the Cash Balance and (ii) certifies that the Company is either in compliance with, or (with respect to conditions scheduled to occur after the date of such certificate) has no reason to believe that it will not meet, the conditions of Section 5.3 of the Royal Gold Purchase Agreement as of the Fifth Amendment Effective Date (without giving effect to any amendments, modifications or waivers thereto) for any Scheduled Deposit Payment (as defined in the Royal Gold Purchase Agreement) scheduled to be paid pursuant to the terms of the Royal Gold Purchase Agreement.

(d)                                 Amendment to Section 6.2 of the Credit Agreement.  Section 6.2 of the Credit Agreement is hereby amended by adding the following immediately after clause (i) of such section:

(j) within 30 days after the end of each calendar month, commencing within 30 days after August 31, 2012, a detailed consolidated forecast (in a form consistent with the Fifth Amendment Forecast) for the three succeeding calendar months, including (i) a projected consolidated balance sheet of the Borrower as of the end of such calendar month, and the related consolidated statements of projected cash flow, income and Consolidated EBITDA and (ii) a description of the key underlying operating statistics and assumptions with respect thereto (collectively, the “Forecast”);

(k) within 30 days after the end of each calendar month, commencing within 30 days after August 31, 2012,  a reconciliation for the calendar month so ended with the Fifth Amendment Forecast or the last Forecast delivered pursuant to Section 6.2(j), as applicable, with respect to such calendar month;

(l) on each Monday (or, if such day is not a Business Day, the next succeeding Business Day) of each calendar week, a report prepared by the Borrower as of the last day of the Weekly Reporting Period then most recently ended that sets forth actual sources and uses of funds during the previous Weekly Reporting Period;

(m)  each report delivered by the Borrower or its Subsidiaries pursuant to Article 7 of the Royal Gold Purchase Agreement, in each case, within the period of time set forth in the Royal Gold Purchase Agreement in effect as of the Fifth Amendment Effective Date (without giving effect to any amendments, modifications or waivers thereto);

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(n) within five Business Days after completion, the monthly operations report for the Endako Mine created by the Borrower or its Subsidiaries (it being understood and agreed that the Borrower and its Subsidiaries will continue producing the monthly operations report being created in the ordinary course of business prior to the Fifth Amendment Effective Date).

(e)                                  Amendment to Section 6.6(b) of the Credit Agreement.  Section 6.6(b) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

(b) permit (i) representatives of the Administrative Agent together with representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with their independent certified public accountants; provided that, so as long as no Default or Event of Default exists, the Borrower shall only be obligated to reimburse the Administrative Agent for one inspection pursuant to this clause (i) per fiscal year and (ii) third party advisors selected by the Administrative Agent to conduct valuations, assessments and any other examinations or inspections on the mines, properties, smelter, refinery or other processing locations and other locations of the Borrower and its Subsidiaries (including, without limitation, the Thompson Creek Mine, the Endako Mine, the Langeloth Facility and the Mount Milligan Project); provided that, so as long as no Default or Event of Default exists, the Borrower shall only be obligated to reimburse the Administrative Agent for (x) one inspection at each of the Thompson Creek Mine, the Endako Mine, the Langeloth Facility and the Mount Milligan Project per fiscal year and (y) one other inspection per fiscal year.

(f)                                    Amendment to Section 7.1(c) of the Credit Agreement.  Section 7.1(c) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

(c) Permit Consolidated EBITDA for the fiscal quarter ending on any date set forth below to be less than (including by being negative) the amount set forth below opposite such date:

Date	Amount
December 31, 2012	$0
March 31, 2013	$23,000,000
June 30, 2013	$19,000,000
September 30, 2013	$29,000,000
December 31, 2013	$23,000,000

(g)                                 Amendment to Section 7.1(d) of the Credit Agreement.  Section 7.1(d) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

(d) Minimum Liquidity.

Permit the Consolidated Borrowing Liquidity at any time to be less than $100,000,000.

(h)                                 Amendments to the Royal Gold Intercreditor Agreement.  The Royal Gold Intercreditor Agreement shall be amended as set forth on Exhibit B hereto.

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SECTION 3.                                CONDITIONS PRECEDENT.  This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)                                  Execution and Delivery.  The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower, (ii) the Required Lenders and (iii) the Administrative Agent.

(b)                                 No Default.  Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(c)                                  Representations and Warranties.  As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 4 shall be true and correct in all material respects.

(d)                                 Royal Gold Purchase Agreement First Amendment.  The Administrative Agent shall have received true, correct and executed copies of the Royal Gold Purchase Agreement First Amendment and the conditions to the effectiveness of the Royal Gold Purchase Agreement First Amendment set forth in Sections 10(B)(a) and 10(B)(b) of the Royal Gold Purchase Agreement First Amendment shall have been satisfied.

(e)                                  Fees and Expenses.  The Administrative Agent shall have received the fees and expenses required to be paid by the Borrower pursuant to Section 5 of this Amendment.

(f)                                    Forecast.  The Administrative Agent shall have received a detailed consolidated forecast in form and substance satisfactory to the Administrative Agent for August, September and October of 2012, including (i) a projected consolidated balance sheet of the Borrower as of the end of July 2012, and the related consolidated statements of projected income, cash flow and Consolidated EBITDA and (ii) a description of the key underlying operating statistics and assumptions with respect thereto.

For the purpose of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3.

SECTION 4.                                REPRESENTATIONS AND WARRANTIES.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)                                  the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date both prior to, and after giving effect to, this Amendment, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date;

(b)                                 both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date; and

(c)                                  after giving effect to the transactions contemplated by the Royal Gold Purchase Agreement, each Loan Party is Solvent.

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SECTION 5.           FEES AND EXPENSES.  The Borrower agrees to pay (i) the Administrative Agent for the account of each Lender that consents to this Amendment on or prior to 5:00 p.m., New York time, August [  ], 2012, a fee equal to 0.75% of such Lender’s Commitment on the Effective Date and (ii) all invoiced fees and accrued expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of legal counsel.

SECTION 6.           CONTINUING EFFECT.  Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms.  This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event.  Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms.  Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity.  Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 7.           CONSENT OF GUARANTORS.  Each of the Guarantors hereby consents to this Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement and any Security Document, as applicable, and its liability for the Obligations, pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

SECTION 8.           GOVERNING LAW.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.           SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties.  The execution and delivery of this Amendment by the Lenders prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 10.         ENTIRE AGREEMENT.  This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents, the Lenders and the Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

SECTION 11.         LOAN DOCUMENT.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 12.         COUNTERPARTS.  This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 13.         HEADINGS.  Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

THOMPSON CREEK METALS COMPANY INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Lender

By:
Name:
Title:

, as Lender

By:
Name:
Title: